Exhibit 99.1

Bowman Consulting Group Announces Earnings Release Schedule and Preliminary 2023 Financial Results

RESTON, VA, February 16, 2024 – Bowman Consulting Group Ltd. (“Bowman” or the “Company”) (NASDAQ: BWMN), today announced the scheduling of its 2023 earnings release and investor conference call along with preliminary results for fiscal 2023 Net Service Billing and Adjusted EBITDA, both non-GAAP financial measures.

The Company will release its financial results for the fourth quarter and full year 2023 after the U.S. financial markets close on Monday, March 11, 2024. The Company will host a webcast to discuss its fourth quarter and full year results at 9:00 a.m. ET on Tuesday, March 12, 2024. Bowman Chairman and CEO, Gary Bowman, and Chief Financial Officer, Bruce Labovitz, will host the call followed by a question-and-answer session. Links to the live webcast of the event and subsequent replay of the event will be available on the Bowman Investor Relations website at https://investors.bowman.com.

Based on preliminary, unaudited results, the Company expects to report full year 2023 Net Service Billing of approximately $303 million and Adjusted EBITDA in the range of $44.5 to $46.0 million1. The Company noted that results were affected by a larger than anticipated seasonal impact to utilization in December throughout the Company’s core and acquired operations.

The preliminary financial results described herein are based upon unaudited results and are subject to adjustment based on the completion of the Company’s year-end financial closing procedures. The Company will release audited results and reconciled non-GAAP financial metrics and address 2024 guidance in connection with its upcoming earnings release and conference call.

1 Non-GAAP financial metrics. See “Non-GAAP Financial Measures” below for additional information.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,000 employees and more than 90 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com or email us at ir@bowman.com.

Investor Relations:

Bruce Labovitz

ir@bowman.com

(703) 787-3403

Larry Clark, CFA

lclark@bowman.com

(310) 622-8223

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”,

“goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. We only provide guidance on a non-GAAP basis. We do not provide reconciliations of forward-looking Net Service Billing or Adjusted EBITDA to the most directly comparable GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. We will provide reconciliations of the final calculations of these non-GAAP financial measures to the most directly comparable GAAP financial measures when we report our audited 2023 financial results.